                                                         KSFH&H DRAFT OF 8/6/99


                            AMENDMENT AGREEMENT NO. 2
                                       TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

          AMENDMENT AGREEMENT NO. 2 dated August __, 1999 (this "AGREEMENT"), to AMENDED AND RESTATED CREDIT AGREEMENT dated as of June 15, 1999 (as heretofore amended and as may be further amended, modified or supplemented from time to time the "CREDIT AGREEMENT"), among GENTLE DENTAL SERVICE CORPORATION, a Washington corporation ("DENTAL SERVICE"), GENTLE DENTAL MANAGEMENT, INC., a Delaware corporation ("DENTAL MANAGEMENT") and DENTAL CARE ALLIANCE, INC., a Delaware corporation ("DCA"; DCA, Dental Service and Dental Management, each a "BORROWER" and collectively, the "BORROWERS"), the Guarantors named therein, the financial institutions from time to time party thereto (collectively, the "LENDERS"), UNION BANK OF CALIFORNIA, N.A., as administrative agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT") and THE CHASE MANHATTAN BANK ("CHASE") , as syndication agent for the Lenders (in such capacity, the "SYNDICATION AGENT").

          WHEREAS, the Borrowers, the Guarantors and the Lenders desire to increase the Total Revolving Credit Commitment (as defined in the Credit Agreement) from $75,000,000 to $90,000,000;

          WHEREAS, State Street Bank and Trust Company ("SSBTC") desires to become a Lender under the Credit Agreement and to have a Revolving Credit Commitment of $10,000,000;

          WHEREAS, Chase desires to increase its Revolving Credit Commitment from $10,000,000 to $15,000,000; and

          WHEREAS, the Borrowers, the Guarantors and the Lenders desire to amend certain provisions of the Credit Agreement as set forth herein;

          NOW, THEREFORE, the Borrowers, the Guarantors, the Lenders, the Administrative Agent and the Syndication Agent hereby agree as follows:

     SECTION 1 CAPITALIZED TERMS. Capitalized terms used herein and not defined shall have the respective meanings assigned to such terms in the Credit Agreement.

     SECTION 2 AMENDMENTS TO THE CREDIT AGREEMENT. Upon the fulfillment of the conditions set forth in Section 5 hereof the Credit Agreement is hereby amended as follows:

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          2.1   The amount "$75,000,000" as it appears in the preamble of
     the Credit Agreement is hereby deleted and the amount "$90,000,000" is hereby substituted therefor.

          2.2 The definition of "Required Lenders" contained in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

              "REQUIRED LENDERS" shall mean, from the Closing Date until the Conversion Date, Lenders having 66 2/3% of the Total Revolving Credit Commitment, and thereafter, at any time, Lenders holding 66 2/3% of Term Loans outstanding at such time.

         2.3 Section 7.01(e) of the Credit Agreement is hereby amended by deleting the amount "$5,000,000" as it appears in such section and substituting therefor the amount "$7,500,000".

         2.4 Schedule 2.01(a) to the Credit Agreement is hereby amended in its entirety as set forth on Schedule 2.01(a) attached hereto.

         2.5 Schedule 2.02 to the Credit Agreement is hereby amended in its entirety as set forth on Schedule 2.02 attached hereto.

         2.6 Schedule 2.03 to the Credit Agreement is hereby amended in its entirety as set forth on Schedule 2.03 attached hereto.

     SECTION 3 ADDITIONAL LENDER. By its signature below SSBTC shall become a party to and be bound by the provisions of the Credit Agreement as a Lender and shall have the rights and obligations of a Lender hereunder, thereunder and under the other Loan Documents.

     SECTION 4 CONFIRMATION OF LOAN DOCUMENTS. Each Loan Party, by its execution and delivery of this Agreement, irrevocably and unconditionally ratifies and confirms in favor of the Administrative Agent that it consents to the terms and conditions of the Credit Agreement as it has been amended by this Agreement and that notwithstanding this Agreement, each Loan Document to which such Loan Party is a party shall continue in full force and effect in accordance with its terms, as it has been amended by this Agreement, and is and shall continue to be applicable to all of the Obligations.

     SECTION 5 CONDITIONS PRECEDENT. This Agreement shall become effective upon the execution and delivery of counterparts hereof by all parties hereto to the Administrative Agent and the fulfillment of the following conditions:


                                       2

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          5.1  All legal matters in connection with this Agreement shall be satisfactory to the Administrative Agent, the Lenders and their respective counsel in their sole discretion.

          5.2 The Administrative Agent shall have received a $3,000 processing and recordation fee from the Borrowers.

          5.3 Each of SSBTC and Chase shall have received its Revolving Credit Note duly executed by the Borrowers, payable to their respective order and otherwise complying with the provisions of Section 2.04 of the Credit Agreement.

          5.4 The Administrative Agent shall have received a certificate signed by a Financial Officer of each Borrower and Guarantor that (i) both before and after giving effect to the transactions contemplated herein all representations and warranties contained in this Agreement or otherwise made in writing to the Administrative Agent in connection herewith shall be true and correct in all material respects on and as of the date hereof (except insofar as such representations and warranties relate expressly to an earlier date) and (ii) both before and after giving effect to the transactions contemplated herein there exists no unwaived Default or Event of Default.

          5.5 The Administrative Agent shall have received a favorable opinion of counsel in form and substance satisfactory to the Administrative Agent and its counsel.

          5.6 Messrs. Kaye, Scholer, Fierman, Hays & Handler, LLP, counsel to the Agent, shall have received payment in full for all legal fees charged, and all costs and expenses incurred, by such counsel through the date hereof and all legal fees charged, and all costs and expenses incurred, by such counsel in connection with the transactions contemplated under this Agreement and the other Loan Documents and instruments in connection herewith and therewith.

          5.7 The Administrative Agent shall have received such other documents as the Lenders or the Administrative Agent or its counsel shall reasonably deem necessary.

     SECTION 6  MISCELLANEOUS.

          6.1 Each Borrower and each Guarantor reaffirms and restates the representations and warranties set forth in Article IV of the Credit Agreement, as amended by this Agreement and after giving effect to the transactions contemplated herein, and all such representations and warranties shall be true and correct in all material respects on and as of the date hereof (except insofar as such representations and warranties relate expressly to an earlier date). Each Loan Party represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Agent that:


                                       3

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          (a) It has the corporate power and authority to execute, deliver and carry out the terms and provisions of this Agreement and the transactions contemplated hereby and has taken or caused to be taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby;

          (b) No consent of any other person (including, without limitation, shareholders or creditors of any Loan Party), and no action of, or filing with any governmental or public body or authority is required to authorize, or is otherwise required in connection with the execution, delivery and performance of this Agreement;

          (c) This Agreement has been duly executed and delivered on behalf of each Loan Party by a duly authorized officer, and constitutes a legal, valid and binding obligation of each Loan Party enforceable in accordance with its terms, subject to bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally and the exercise of judicial discretion in accordance with general principles of equity; and

          (d) The execution, delivery and performance of this Agreement will not violate any law, statute or regulation, or any order or decree of any court or governmental instrumentality, or conflict with, or result in the breach of, or constitute a default under any contractual obligation of any Loan Party.

          6.2 Except, as herein expressly amended, the Credit Agreement is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms.

          6.3 The Acknowledgment, Waiver and Consent (the "WAIVER AND CONSENT") dated as of July 23, 1999, among the Administrative Agent, the Lenders, the Borrower and the Guarantors is hereby ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms. By its signature below SSBTC shall become a party to and be bound by the terms and provisions of the Waiver and Consent.

          6.4 All references to the Credit Agreement contained in the Credit Agreement and the other Loan Documents and the other documents and instruments delivered pursuant to or in connection therewith shall mean the Credit Agreement, as amended hereby and as may in the future be amended, restated, supplemented or modified from time to time.


                                       4

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          6.5  This Agreement may be executed by the parties hereto
     individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

          6.6 Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

          6.7 THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO CHOICE OR CONFLICT OF LAW PRINCIPLES THEREOF.

          6.8 The parties hereto shall, at any time and from time to time following the execution of this Agreement, execute and deliver all such further instruments and take all such further actions as may be reasonably necessary or appropriate in order to carry out the provisions of this Agreement.

               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]




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          IN WITNESS WHEREOF, the Borrowers, Guarantors, the
Administrative Agent, the Syndication Agent and the Lenders have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                       GENTLE DENTAL SERVICE CORPORATION,
                                  as a Borrower


                                       By:    /s/  Michael T. Fiore
                                           ------------------------------------
                                                Name:  Michael T. Fiore
                                                Title:  President


                                       GENTLE DENTAL MANAGEMENT, INC.,
                                       as a Borrower


                                       By:    /s/  Michael T. Fiore
                                           ------------------------------------
                                                Name:  Michael T. Fiore
                                                Title:  President


                                       DENTAL CARE ALLIANCE, INC.,
                                       as a Borrower


                                       By:    /s/  David P. Nichols
                                           ------------------------------------
                                                Name: David P. Nichols
                                                Title: Chief Financial Officer

                                       GMS HAWAII ACQUISITION COMPANY,
                                       as a Guarantor


                                       By:    /s/  Michael T. Fiore
                                           ------------------------------------
                                                Name:  Michael T. Fiore
                                                Title:  President

                                       GMS DENTAL GROUP MANAGEMENT OF
                                       HAWAII, INC., as a Guarantor


                                       By:    /s/  Michael T. Fiore
                                           ------------------------------------
                                                Name:  Michael T. Fiore
                                                Title:  President

                                      GMS DENTAL GROUP MANAGEMENT OF
                                      SOUTHERN CALIFORNIA, INC., as a Guarantor


                                      By:     /s/  Michael T. Fiore
                                          -------------------------------------
                                               Name:  Michael T. Fiore
                                               Title:  President


                                      GMS DENTAL GROUP MANAGEMENT OF
                                      THE MOUNTAIN STATES, INC., as a Guarantor


                                      By:     /s/  Michael T. Fiore
                                          -------------------------------------
                                               Name:  Michael T. Fiore
                                               Title:  President


                                      GENTLE DENTAL MANAGEMENT - PACIFIC
                                      NORTHWEST, INC., as a Guarantor


                                      By:     /s/  Michael T. Fiore
                                           ------------------------------------
                                               Name:  Michael T. Fiore
                                               Title:  President


                                      GENTLE DENTAL OF IRVINE, as a  Guarantor


                                      By:     /s/  Michael T. Fiore
                                           ------------------------------------
                                               Name:  Michael T. Fiore
                                               Title:  President


                                      GDSC OF PIEDMONT, INC., as a Guarantor


                                      By:     /s/  Michael T. Fiore
                                           ------------------------------------
                                               Name:  Michael T. Fiore
                                               Title:  President


                                      GENTLE DENTAL LEGACY, INC.,



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                                       as a Guarantor


                                       By:     /s/  Michael T. Fiore
                                    ------------------------------------
                                                Name:  Michael T. Fiore
                                                Title:  President


                                       DENTAL CARE ALLIANCE OF FLORIDA, INC.,
                                       as a Guarantor


                                       By:     /s/  David P. Nichols
                                           ------------------------------------
                                                Name: David P. Nichols
                                                Title: Chief Financial Officer


                                       DENTAL CARE ALLIANCE OF MICHIGAN, INC.,
                                       as a Guarantor


                                       By:     /s/  David P. Nichols
                                           ------------------------------------
                                                Name: David P. Nichols
                                                Title: Chief Financial Officer


                                       DENTAL CARE ALLIANCE OF GEORGIA, INC.,
                                       as a Guarantor


                                       By:     /s/  David P. Nichols
                                           ------------------------------------
                                                Name: David P. Nichols
                                                Title: Chief Financial Officer


                                       DENTAL CARE ALLIANCE OF INDIANA, INC.,
                                       as a Guarantor


                                       By:     /s/  David P. Nichols
                                           ------------------------------------
                                                Name: David P. Nichols
                                                Title: Chief Financial Officer


                                       DENTAL ONE ASSOCIATES, INC.,
                                       as a Guarantor


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                                       By:     /s/  David P. Nichols
                                           ------------------------------------
                                                Name: David P. Nichols
                                                Title: Chief Financial Officer


                                       DENTAL CARE ALLIANCE OF
                                       PENNSYLVANIA, INC., as a Guarantor


                                       By:     /s/  David P. Nichols
                                           ------------------------------------
                                                Name: David P. Nichols
                                                Title: Chief Financial Officer


                                       SERRA PARK DENTAL SERVICES,
                                       INCORPORATED, as a Guarantor


                                       By:     /s/  Michael T. Fiore
                                           ------------------------------------
                                                Name:  Michael T. Fiore
                                                Title:  President

                                       SPDS DMI, INCORPORATED, as a Guarantor


                                       By:     /s/  Michael T. Fiore
                                           ------------------------------------
                                                Name:  Michael T. Fiore
                                                Title:  President

                                       UNION BANK OF CALIFORNIA, N.A.,
                                       as Administrative Agent and as a Lender


                                       By:     /s/ Nancy A. Perkins
                                           ------------------------------------
                                                Name:  Nancy A. Perkins
                                                Title: Vice President


                                       THE CHASE MANHATTAN BANK, as Syndication
                                       Agent and as a Lender


                                       By:     /s/  Eric Groberg
                                           ------------------------------------


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                                               Name:  Eric Groberg
                                               Title: Vice President


                                      U.S. BANK NATIONAL ASSOCIATION,
                                      as a Lender


                                      By:     /s/ Forrest Vollmeh
                                           ------------------------------------
                                               Name:  Forrest Vollmeh
                                               Title: Vice President


                                      FLEET CAPITAL CORPORATION, as a Lender


                                      By:     /s/ James J. Karnowski
                                           ------------------------------------
                                               Name:  James J. Karnowski
                                               Title: Vice President


                                      BANK OF AMERICA, N.A. (successor by
                                      merger to NationsBank, N. A.), as a Lender


                                      By:     /s/ Ruth Z. Edwards
                                           ------------------------------------
                                               Name:  Ruth Z. Edwards
                                               Title: Vice President

                                      FIRST NATIONAL BANK, as a Lender


                                      By:     /s/ David S. Walters
                                           ------------------------------------
                                               Name:  David S. Walters
                                               Title: Vice President


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                                       STATE STREET BANK AND TRUST
                                       COMPANY, as a Lender


                                       By:     /s/  F. Andrew Beisl
                                           ------------------------------------
                                                Name:  F. Andrew Beisl
                                                Title: Vice President


Solely as to Sections 4 and 6:         INTERDENT, INC., as a Guarantor


                                       By:     /s/ Michael T. Fiore
                                           ------------------------------------
                                                Name:   Michael T. Fiore
                                                Title: